                              GARTMORE MUTUAL FUNDS

                            Gartmore Convertible Fund
                          Gartmore High Yield Bond Fund
                         Gartmore Micro Cap Equity Fund
                            (closed to new investors)
                        Gartmore Value Opportunities Fund

                      Supplement dated June 8, 2006 to the
                       Prospectus dated February 28, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

1.   Effective May 31, 2006,  Jeremiah O'Grady became the sole portfolio manager
     of  the  Gartmore  Convertible  Fund.   Accordingly,   the  section  titled
     "Convertible  Fund"  under  "Portfolio  Management"  on  page  23 has  been restated in its entirety as follows:

     Gartmore Convertible Fund

     Jeremiah O'Grady is responsible for the day-to-day  management of the Fund, including selection of the Fund's investments.

     Mr.  O'Grady has more than 38 years of  investment  management  experience, specializing in convertible securities.  Mr. O'Grady joined Gartmore Mutual
     Fund Capital  Trust in August  2002.  Prior to that,  in September  1998 he founded and was president of CODA Capital Management, which was acquired by
     Gartmore in August 2002. He also served as an executive  vice  president of
     Jeffries & Co. in New York for 11 years,  during which time he  established
     Jeffries & Co.'s Convertible Securities Department.

     PS-CNCPT-1 5/06